                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 21, 1998


           General Electric Capital Business Asset Funding III Inc. (originator of the General Electric Capital Equipment Loan Trust 1997-A)
       on behalf of General Electric Capital Equipment Loan Trust 1997-A
            (Exact name of registrant as specified in its charter)

    Delaware                      333-23405                     91-1788640
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                  Identification No.)
 incorporation)


                        10900 NE 4th Street, Suite 550
                          Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
        (Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1 - 4  Not Applicable

ITEM 5 Attached, for the distribution date of December 21, 1998, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Certificate, filed as Exhibit 99.2.

ITEM    6    Not Applicable

ITEM    7    Exhibits

             List of Exhibits:

             Exhibit 99.1 Statement to Noteholders for the Distribution Date of December 21, 1998.

             Exhibit 99.2 Servicer Certificate for the Distribution Date of December 21, 1998.

ITEMS 8 - 9  Not Applicable



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 28, 1998       General Electric Capital Business Asset Funding III Inc.



                        By:  /s/Linda Foley
                             --------------
                             Linda Foley
                             Vice President and Chief Accounting Officer

Exhibit Index


             Exhibits

             Exhibit 99.1 Statement to Noteholders for the Distribution Date of December 21, 1998.

             Exhibit 99.2 Servicer Certificate for the Distribution Date of December 21, 1998.


                                       2